SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

The Asia Pacific Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the “Fund”) will be held on September 6, 2013 (the “Annual Meeting”), at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 535 Madison Avenue, New York, New York for the following purposes:

1. To elect two Directors.

2. To consider and act upon any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on July 8, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.

Deborah A. Docs
Secretary and Chief Legal Officer

Dated: July [    ], 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on September 6, 2013: The Proxy Statement is available at http://www.asiapacificfund.com

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that a Special Meeting of Stockholders of The Asia Pacific Fund, Inc. (the “Fund”) will be held on September 6, 2013 (the “Special Meeting”), at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 535 Madison Avenue, New York, New York for the following purposes:

1. To approve the proposed Investment Management Agreement (the “Proposed Agreement”) between the Fund and Value Partners Hong Kong Limited (“Value Partners”); and

2. To consider and act upon any other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on July 8, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof.

Deborah A. Docs
Secretary and Chief Legal Officer

Dated: July [    ], 2013

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on September 6, 2013: The Proxy Statement is available at http://www.asiapacificfund.com

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

Important Information to Help You Understand and Vote on the Proposals at the Meetings

Questions and Answers Relating to the Proxy Statement

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of issues relevant to the matters being considered at the Annual Meeting of the Stockholders of the Fund (the “Annual Meeting”) and the Special Meeting of Stockholders of the Fund (the “Special Meeting”, and with the Annual Meeting, the “Meetings”), described below.

Q:    What is this document and why did we send it to you?

A:    This document, sent on behalf of the Board of Directors of The Asia Pacific Fund, Inc. (the “Fund”), contains a Notice of an Annual Meeting of Stockholders, a Notice of a Special Meeting of Stockholders, a Proxy Statement, and two proxy cards. These documents provide you with information regarding the proposals that will be presented at, and other information relating to, the Annual Meeting and the Special Meeting. On or about July [    ], 2013, we mailed to you proxy materials relating to the Annual Meeting and the Special Meeting scheduled to be held on September 6, 2013. You are receiving this proxy material because you own shares of common stock of the Fund.

At the Annual Meeting, the Fund’s stockholders are being asked to approve the election of two members to the Fund’s Board of Directors (the “Annual Meeting Proposal”). At the Special Meeting, the Fund’s stockholders are being asked to vote to approve a new Investment Management Agreement (the “Proposed Agreement”) between the Fund and Value Partners Hong Kong Limited (“Value Partners”). We refer to this as the “Special Meeting Proposal”, and together with the Annual Meeting Proposal, the “Proposals”.

Q:    How does the Board recommend that I vote?

A:    Your Board of Directors recommends that you vote “FOR” the Annual Meeting Proposal and the Special Meeting Proposal.

Q:    Why am I being asked to vote on a new Investment Management Agreement between the Fund and Value Partners?

A:    On June 27, 2013, after a careful search process, the Board voted to approve and recommend Value Partners to replace the Fund’s current investment manager, Baring Asset Management (Asia) Limited (“Barings”). The Board selected Value Partners based on its investment track record, investment process and philosophy, capabilities in the fund management business and particular experience in managing Asia Pacific equities. For more information about Value Partners and the Board’s search and selection process, please see the enclosed Proxy Statement.

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), stockholders of the Fund are required to approve an agreement with a new investment adviser of the Fund.

Q:    How will the Proposed Agreement affect me as a Fund stockholder?

A:    The Fund and its investment objective and fundamental investment policies will not change as a result of the Proposed Agreement and you will still own the same shares of common stock in the Fund. Value Partners’ duties under the Proposed Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute transactions. The Proposed Agreement has terms that are similar to the terms of the existing agreement with Barings (the “Current Agreement”) and the Board has concluded that the Proposed Agreement provides for Value Partners to provide substantially the same investment advisory and management services as Barings provides under the Current Agreement.

Q:    Will the fees payable under the Proposed Agreement increase compared to the Current Agreement?

A:    No. The Proposed Agreement contains the same fee terms as the Current Agreement.

Q:    What will happen if the Proposed Agreement is not approved by Stockholders?

A:    If the Special Meeting Proposal is not approved by stockholders, the Fund will continue to exist as a registered investment management company that is managed in accordance with its stated investment objective and fundamental investment policies and Barings will continue to serve as the Fund’s investment manager under the Current Agreement while the Board considers what, if any, steps to take in the best interests of the Fund.

Q:    Who is eligible to vote?

A:    Stockholders of record of the Fund as of the close of business on July 8, 2013, the record date for the Meetings, are entitled to one vote for each share of common stock held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,344,073 shares of common stock.

Q:    What vote is required to approve the Proposals?

A:    For the Annual Meeting Proposal, approval of the election of each of the two directors requires the affirmative vote of a majority of the outstanding shares of the Fund. For the Special Meeting Proposal, the 1940 Act requires that the Proposed Agreement be approved by a “majority of the outstanding voting securities” of Fund. As defined in the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the Fund’s outstanding shares present at the Special Meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding shares.

Q:    How can a quorum be established?

A:    The presence in person or by proxy of the holders of one-third of the shares of common stock entitled to be cast at the meeting shall constitute a quorum at both the Annual Meeting and the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on either Proposal, are counted as shares present and entitled to vote for purposes of determining the presence of a quorum at either the Annual Meeting (for proxies relating to the Annual Meeting Proposal) or the Special Meeting (for proxies relating to the Special Meeting Proposal). However, since such shares are not voted in favor of the relevant Proposal, they have the effect of counting as a “WITHHOLD” vote on the Annual Meeting Proposal and as a vote “AGAINST” the Special Meeting Proposal. In the event that a quorum is not obtained at either the Annual Meeting or the Special Meeting, the chairman of the appropriate meeting may adjourn the relevant Meeting to permit further solicitation of proxies with respect to the Proposal for such Meeting.

Q:    How do I vote my shares?

A:    There are four ways to vote:

•

By Mail: You may authorize your proxy by completing the enclosed proxy card by dating, signing and returning it in the postage-paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Annual Meeting Proposal, “FOR” the Special Meeting Proposal and at the discretion of the persons named as Proxies, on any other matter that may properly come before the Meeting or any postponement or adjournment thereof.

•	Vote in Person: Attend the Annual Meeting and/or Special Meeting as described in the Proxy Statement.

•	By Internet: If you have shares registered in your name, log on to the Internet and go to [ ]. Follow the steps outlined on the secured website.

•

By Telephone: Call [            ] within the U.S.A., U.S. territories and Canada any time on a touch-tone telephone. There is no charge to you for the call. Follow the instructions provided by the recorded message.

Q:    Will my vote make a difference?

A:    Yes. Your vote is needed to ensure that the Proposals are approved. Your rapid response will help us to expedite this transition and avoid additional proxy solicitation costs. We encourage you to participate in the governance of the Fund.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

ANNUAL MEETING AND SPECIAL MEETING OF STOCKHOLDERS

September 6, 2013

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Asia Pacific Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (the “Annual Meeting”) and a Special Meeting of Stockholders of the Fund (the “Special Meeting”) (the Special Meeting and the Annual Meeting are collectively referred to as the “Meetings”). The Meetings will be held on September 6, 2013 at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 535 Madison Avenue, New York, New York.

It is expected that the Notice of Annual Meeting, Notice of Special Meeting, Proxy Statement and form of proxy will first be mailed on or about July [    ], 2013 to stockholders of record on July 8, 2013. The Fund will furnish its most recent annual report without charge to a stockholder upon request to Deborah A. Docs at the Fund’s address stated above or by calling (toll-free) Pristine Advisers, the Fund’s stockholder servicing agent, at 1-(888) 4-ASIA-PAC.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meetings in accordance with the instructions on the proxy. If you return your signed proxy without instruction, your shares will be voted (i) for the election of two Directors at the Annual Meeting (ii) for the approval of the Investment Management Agreement between the Fund and Value Partners Hong Kong Limited (“Value Partners”) (the “Proposed Agreement”) and (iii) at the discretion of the persons named as Proxies, on any other matter that may properly come before the Meetings or any postponement or adjournment thereof. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meetings.

Approval of the election of each of the two directors requires the affirmative vote of a majority of the outstanding shares of the Fund. Approval of the Proposed Agreement will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund (shares of common stock being the only voting securities). As defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the investment company’s outstanding voting securities present at the shareholders meeting, if the holders of more than 50% of the investment company’s voting securities are present or represented by proxy or (ii) more than 50% of the investment company’s outstanding voting securities. If sufficient votes to elect Directors are not received or if sufficient votes to approve the Proposed Agreement are not received, the persons named as Proxies may propose one or more adjournments of the relevant Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy and voting on the item.

The Annual Meeting is for the sole purpose of the uncontested election of two members to the Board of Directors of the Fund. At the Special Meeting, shareholders are being asked to vote on the proposal to approve the Proposed Agreement. This agreement, if approved, would replace the existing investment management agreement between the Fund and Baring Asset Management (Asia) Limited (“Barings”) (the “Current Agreement”). This proposal is discussed more fully herein.

The Fund intends to treat properly executed proxies that are marked “withhold authority” as “present” for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law such abstentions do not constitute a vote “for” or “against” a matter, but will have the effect of a negative vote.

The close of business on July 8, 2013 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings. On that date, the Fund had 10,344,073 shares of common stock outstanding and entitled to vote. The presence in person or by proxy of the holders of one-third of the shares of common stock entitled to be cast at the Meetings shall constitute a quorum.

The present Investment Manager of the Fund is Baring Asset Management (Asia) Limited, 1901 Edinburgh Tower, 15 Queen’s Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, communications by telephone, facsimile or the internet by regular employees of PI. The Fund has retained [            ] to assist in the solicitation of proxies for a fee of $[            ] plus reasonable out-of-pocket expenses.

PROPOSAL FOR THE ANNUAL MEETING OF STOCKHOLDERS

ELECTION OF DIRECTORS

(Proposal No. 1)

The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

At the Annual Meeting, two Class III Directors are proposed to be elected to serve for the ensuing three years, ending in 2016, and until their successors have been duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Gunia and Sibley (the nominees). Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. Each of the Class III nominees is currently a Class III Director of the Fund. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund’s other Directors were previously elected by stockholders.

Article III, Section 2(c) of the Fund’s Bylaws (the Qualification Bylaw) requires, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial connection of a type specified with any country in the Asia Pacific region in which the Fund may make equity investments, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or administrator (or any of their affiliates). The Governance and Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Qualification Bylaw requirements.

BOARD OF DIRECTORS INFORMATION

The management of the business and affairs of the Fund is overseen by the Board of Directors. All of the Fund’s Directors are not “interested persons” of the Fund as defined in the 1940 Act and are referred to as “Independent Directors.” Certain information concerning the Fund’s governance structure and each Director is set forth below. The “Fund Complex” consists of the Fund and any other investment companies managed by the Investment Manager.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Governance and Nominating Committee of the Fund’s Board, which is composed entirely of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders. When assessing a candidate for nomination it is the policy of the Governance and Nominating Committee to consider the extent to which the individual’s specific financial, technical or other expertise would complement the Board’s existing mix of skills and qualifications and contribute to the diversity of the Board. The Board intends to assess the effectiveness of this policy at least annually. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee following the table below.

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, that each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided in the table following the “Risk Oversight” section below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. Among other attributes common to all Directors are their willingness and ability to commit the necessary time and attention to their duties as Directors, their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with each other and with the Investment Manager, the Administrator and other service providers, counsel and the Fund’s independent registered public accounting firm, to exercise effective business judgment in the performance of their duties as Directors. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission (SEC), do not constitute a holding out of the Board or any Director as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Director or on the Board by reason thereof.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund, and the Administrator to provide administrative services to the Fund, in each case on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and the Administrator and the Fund’s other service providers in the operations of the Fund in accordance with its investment objective and policies and otherwise in accordance with the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s Charter and Bylaws. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Directors also regularly meet outside the presence of any representatives of the Investment Manager and the Administrator. As described below, the Board has established two standing committees—the Audit Committee and the Governance and Nominating Committee. Each committee is composed exclusively of Independent Directors. Each year the Directors evaluate the performance of the Board and its committees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Board may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Fund has also engaged legal counsel, who are independent of the Investment Manager, and may from time to time engage consultants and other advisors, to assist the Directors in performing their oversight responsibilities.

The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, communicating with management between Board meetings, and facilitating communication and coordination between the Directors and management. Michael J. Downey, the Chairman of the Fund’s Board of Directors, is an Independent Director.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Investment Manager and the Administrator or other service providers (depending on the nature of the risk). The Board has charged the Investment Manager and the Administrator with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each of the Investment Manager, the Administrator, and the Fund’s other principal service providers has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management, the Fund’s Chief Compliance Officer, its independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and the Investment Manager’s and the Administrator’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. The processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Investment Manager, the Administrator or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.

INFORMATION REGARDING DIRECTORS AND OFFICERS

Class III Directors*

(Nominee for Election for Term Expiring 2016)

Name, Address*** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years or Longer and Other Relevant Qualifications**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past Five Years

Class III Directors*

Robert F. Gunia (66)	Director (Class III*) Vice President Treasurer	Since 1989 1988-2008 1999-2008	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc. Frequent speaker and/or attendee at investment company conferences.	1	Director of Advanced Series Trust, Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund; Vice President and Director Prudential Retail Mutual Fund Complex through September 2009.

Nicholas T. Sibley (74)	Director (Class III*)	Since 2001	Fellow of the Institute of Chartered Accountants in England and Wales; Chairman of Aquarius Platinum Ltd.	1	Director of Richland Resources Limited.

Name, Address*** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years or Longer and Other Relevant Qualifications**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past Five Years

Class II Directors*

Jessica M. Bibliowicz (53)	Director (Class II*)	Since 2006	Private Investor. Formerly Chief Executive Officer of National Financial Partners (an independent distributor of financial services products) from 1999 to May 2013. Prior to that she was President and Chief Operating Officer of John A. Levin & Co., a registered investment adviser. Member of the Boards of Directors or Trustees of a number of non-profit organizations. Chairman of the Governance and Nominating Committee of the Fund.	1	—

David G.P. Scholfield (69)	Director (Class II*)	Since 1988	Chairman, Acru China+ and Taiwan Absolute Return Funds; Senior Independent Director, Thames River Multi-Hedge; Director, Bank of China HK RMB Bond and Wealth Achieve Series; Trustee and Investment Committee Member of two UK-registered Charitable Trusts; formerly, Managing Director Bank of Bermuda, Hong Kong (1998-2004) and Bank of Bermuda Country Head, Asia (2001-2004). Chairman of the Audit Committee of the Fund.	1	—

Class I Directors*

Robert H. Burns (83)	Director (Class I*)	Since 1986	Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong; formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong. Chairman of the Governance and Nominating Committee of the Fund from 2001 to 2011.	1	—

Name, Address*** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years or Longer and Other Relevant Qualifications**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past Five Years

Michael J. Downey (69)	Director and Chairman (Class I*)	Since 1986 Since 1999	Private Investor. Formerly, Managing Partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	1	Director, Alliance Capital L.P. Mutual Fund Complex (100 Funds); Trustee, The Merger Fund.

Duncan M. McFarland (69)	Director (Class I*)	Since 2005	Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP (1994-2004); formerly Trustee, Financial Accounting Foundation (2001-2009).	1	Director of NYSE Euronext and Gannett Co., Inc.

*	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire; current Class I, II and III directorships expire in 2014, 2015, and 2013, respectively. Mr. Burns has advised the Board that he intends to retire as a Director in 2014.
**	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led (together with the Director’s current and prior experience as a Director of other SEC reporting companies, if any, as indicated elsewhere in the table) to the conclusion that each Director should serve as a Director for the Fund.
***	The address of the Directors and officers is: c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

The Fund pays each of its Directors who is not an interested person (as defined in the 1940 Act) of the Investment Manager or PI an annual fee of US$12,000, plus US$1,000 for each Board meeting attended. In addition, members of the Audit and Governance and Nominating Committees receive US$1,000 for each Committee meeting attended outside of the regular board schedule. The Chairman of the Fund and of each Committee is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors attending board meetings for their out-of-pocket travel expenses. The Board of Directors does not have a compensation committee.

The following table sets forth the aggregate compensation paid to the Directors by the Fund and the aggregate compensation paid to Directors for service on the Fund’s board and that of all other registered investment companies managed by the Investment Manager (Fund Complex) during the Fund’s fiscal year ended March 31, 2013.

Director Compensation Table

Name	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Independent Directors
Jessica M. Bibliowicz	$18,500	None	N/A	$18,500
Robert H. Burns	14,000	None	N/A	14,000
Michael J. Downey	18,500	None	N/A	18,500
Robert F. Gunia	16,000	None	N/A	16,000
Douglas Tong Hsu*	4,500	None	N/A	4,500
Duncan M. McFarland	16,000	None	N/A	16,000
David G. P. Scholfield	18,500	None	N/A	18,500
Nicholas T. Sibley	16,000	None	N/A	16,000

*	Mr. Hsu resigned as a Director on August 15, 2012.

Director Share Ownership Tables

The following table sets forth the total number and dollar range of equity securities in the Fund beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the “Family of Investment Companies”* as of May 31, 2013.

Name of Director	Shares of Common Stock of the Fund Owned	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen By Director in Family of Investment Companies
Independent Directors
Jessica M. Bibliowicz	10,300	over $100,000	over $100,000
Robert H. Burns	none	none	none
Michael J. Downey	30,000	over $100,000	over $100,000
Robert F. Gunia	4,000	$10,001 – $50,000	$10,001 – $50,000
Duncan M. McFarland	68,000	over $100,000	over $100,000
David G. P. Scholfield	10,000	over $100,000	over $100,000
Nicholas T. Sibley	none	none	none

*	The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser as the Fund and hold themselves out to investors as related companies for purposes of investment and investor services.

As of May 31, 2013, the Directors and officers of the Fund as a group beneficially owned approximately 1.2% of the outstanding shares of common stock of the Fund.

None of the Independent Directors nor any of their Immediate Family Members owned any securities, beneficially or of record, in the Investment Manager or Value Partners or in persons (other than registered investment companies) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Investment Manager or Value Partners as of May 31, 2013. The term “Immediate Family Member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended.

The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors or the individual Director, as the case may be, c/o the Chief Compliance Officer. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director, as the case may be.

Certain Directors of the Fund, including one of the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

There were four regularly scheduled meetings of the Fund’s Board of Directors for the fiscal year ended March 31, 2013. For the fiscal year ended March 31, 2013, all Directors other than Mr. Burns attended at least 75% of the aggregate of the total number of meetings of the Board of Directors, the Audit Committee and the Governance and Nominating Committee, as applicable. The Fund does not have a policy that requires a Director to attend the Fund’s annual meeting of stockholders. Mr. Downey, Chairman of the Board, Mr. McFarland and Ms. Bibliowicz attended the prior year’s annual meeting of stockholders.

Committees of the Board of Directors

The Audit Committee

The Board of Directors has established a separately designated Audit Committee to oversee the accounting and financial reporting processes of the Fund and audits of its annual financial statements. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Fund’s website (http://www.asiapacificfund.com). The Audit Committee consists of the following Independent Directors: Messrs. Gunia, McFarland, Scholfield and Sibley. Such members are also “independent” as such term is defined in the New York Stock Exchange Listing Standards. The Audit Committee met two times during the fiscal year ended March 31, 2013.

With respect to the Fund’s fiscal year ended March 31, 2013, the Audit Committee approved the engagement of the independent registered public accounting firm (“independent accountants”) and reviewed with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund’s financial operations. In accordance with Public Company Accounting Oversight Board Rule 3526, KPMG LLP (“KPMG”), the Fund’s independent accountants, have confirmed to the Audit Committee that they are independent accountants with respect to the Fund. The report of the Audit Committee, dated May 16, 2013, is attached to this proxy statement as Exhibit A.

The Audit Committee’s policies and procedures also require pre-approval of any audit and non-audit services to be provided to the Investment Manager or any entity controlling, controlled by, or under common control, with the Investment Manager (“Service Affiliate”) to the extent that these services are directly related to the operations and financial reporting of the Fund. In considering the independence of KPMG, the Audit

Committee was informed that KPMG did not furnish any non-audit services to the Investment Manager or any Service Affiliate that directly relate to the operations and financial reporting of the Fund.

The Audit Committee has appointed, and a majority of Directors who are not “interested persons” of the Fund (as defined in the 1940 Act) has ratified, KPMG to continue as the independent accountants of the Fund for the fiscal year ending March 31, 2014. The firm of KPMG has extensive experience in investment company accounting and auditing. It is not expected that a representative of KPMG will be present at the Meeting to make a statement or respond to questions.

Audit Fees.

KPMG audited the financial statements of the Fund for its fiscal years ended March 31, 2012 and March 31, 2013. The audit fee for 2012 was $40,800 and for 2013 was $40,800. KPMG did not receive any audit-related fees, tax fees or any other fees for services to the Fund, or, to the knowledge of the Audit Committee, the Investment Manager or any Service Affiliate for the fiscal years ended March 31, 2012 and 2013.

The Governance and Nominating Committee

The Board of Directors also has a Governance and Nominating Committee. The Committee consists of the following Independent Directors: Messrs. Downey, Gunia, Scholfield and Ms. Bibliowicz. The Committee met once during the fiscal year ended March 31, 2013. The Fund’s Board of Directors has adopted a charter for its Committee, a copy of which is available on the Fund’s website (http://www.asiapacificfund.com). Pursuant to the charter, the Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also determines whether candidates satisfy the qualifications set forth in the Qualification Bylaw and any other standards or qualifications it may set for Directors. The Committee may consider candidates as Directors submitted by current Directors, the Fund’s officers, investment manager or administrator, Fund stockholders and other sources the Committee deems appropriate.

The Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the Fund’s outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the Fund, to the attention of the Secretary, at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year’s annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, expertise, the candidate’s satisfaction of the Qualification Bylaw, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination it is the policy of the Committee to consider whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. A detailed description of the criteria used by the Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Committee are included in Appendix A to the Committee’s charter.

The executive officers of the Fund, other than as shown above in the table of Directors, are as follows:

Name, Address and Age	Positions With Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Brian A. Corris (54)	President(1)	Since 2007	Director of Institutional Group of Barings Asset Management (Since October 2005); formerly Head of Institutional Pension Funds at Isis Asset Management (2000-2005); previously worked at Citigroup Asset Management, Credit Lyonnaise Securities (USA), Indosuez Capital Securities, James Capel & Co and Barclays de Zoete Wedd Ltd;

Grace C. Torres (53)	Vice President	Since 2008	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; Treasurer and Principal Financial and Accounting Officer of The Greater China Fund, Inc. (since June 2007);

Deborah A. Docs (55)	Chief Legal Officer, Secretary and Assistant Secretary	Since 2006 Since 1998 1989-1998	Vice President and Corporate Counsel (since January 2001) of The Prudential Insurance Company of America (Prudential); Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; Chief Legal Officer and Secretary of The Greater China Fund, Inc. (since January 2007);

Andrew R. French (50)	Assistant Secretary	Since 2007	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary of PMFS (since January 2007); Assistant Secretary of The Greater China Fund, Inc. (since June 2007).

M. Sadiq Peshimam (49)	Treasurer and Chief Financial Officer Assistant Treasurer	Since 2008 2005-2008	Assistant Treasurer and Vice President (since 2005) of PI.

Valerie M. Simpson (54)	Chief Compliance Officer	Since 2007	Chief Compliance Officer (April 2007-May 2013) of Prudential Investments and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance; Chief Compliance Officer of The Greater China Fund, Inc. (since June 2007); Vice President Corporate Center Compliance (since May 2013) for Prudential Financial, Inc.

(1)	If the Proposed Agreement between the Fund and Value Partners is approved by the Fund’s stockholders, it is expected that Brian A. Corris will resign as President of the Fund.

Name, Address and Age	Positions With Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Theresa C. Thompson (50)	Deputy Chief Compliance Officer	Since 2008	Vice President, Compliance, PI (Since April 2004); and Director, Compliance, PI (2001-2004), Deputy Chief Compliance Officer of The Greater China Fund, Inc. (since December 2007).

Value Partners has proposed to the Board that Raymond Tam (39) serve as President of the Fund. If the Proposed Agreement between the Fund and Value Partners is approved by Stockholders, it is expected that Mr. Tam would become the new President of the Fund shortly after such approval.

Mr. Tam is Deputy Chief Executive Officer and Head of Sales of Value Partners Limited. Mr. Tam joined Value Partners Limited in April 2008 as Director of Sales. Previously, he served as Vice President at BlackRock (formerly Merrill Lynch Investment Managers) and was responsible for sales and marketing of both retail and institutional channels. Prior to joining BlackRock, he worked at JF Asset Management where he was responsible for direct sales and fund distribution.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best of the Fund’s knowledge, as of May 31, 2013, the following persons have beneficial ownership of more than 5% of the outstanding common stock:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Outstanding Class
City of London Investment Group PLC and City of London Investment Management Company Limited*
77 Gracechurch Street, London, England EC3V 0AS	2,703,641	26.1%
Lazard Asset Management LLC**
30 Rockefeller Plaza, New York, New York 10112 .	545,911	5.3%

*	As reported by the City of London Investment Group PLC and City of London Investment Management Company Limited on Schedule 13F-HR, filed May 14, 2013.
**	As reported by Lazard Asset Management LLC on Schedule 13F-HR, filed April 24, 2013.

PROPOSAL FOR THE SPECIAL MEETING OF STOCKHOLDERS

APPROVAL OF PROPOSED INVESTMENT MANAGEMENT AGREEMENT

(Proposal No. 1)

At a meeting held on June 27, 2013, the Fund’s Board of Directors, all members of which are not “interested persons” (as defined in the 1940 Act), voted to approve and recommend to stockholders for their approval a proposed Investment Management Agreement between the Fund and Value Partners. We refer to Directors who are not “interested persons” of the Fund as “Independent Directors”. The Proposed Agreement, if approved by stockholders, would replace the Current Agreement between the Fund and Barings. The Current Agreement was approved by stockholders on August 10, 2005, in connection with a change in control of Barings.

Terms of the Proposed Agreement

A form of the Proposed Agreement is attached hereto as Exhibit B. Its terms are substantially similar to the terms of the Current Agreement. The Proposed Agreement provides that Value Partners will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments and make investment decisions on behalf of the Fund, including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The Proposed Agreement, like the Current Agreement, provides for a fee payable to Value Partners at the annual rate of 1.00% of the Fund’s average weekly net assets up to $100 million, and 0.70% of the Fund’s average weekly net assets in excess of $100 million, computed on the basis of net asset value at the end of each week and payable at the end of each calendar month.

Under the Proposed Agreement, Value Partners will bear all expenses of its employees and overhead incurred by it in connection with its duties under the Proposed Agreement, including out-of-pocket travel expenses of its employees in connection with meetings of directors, and will pay all salaries and fees of the Fund’s directors and officers who are interested persons (as defined in the 1940 Act) of it. The Fund will bear all of its own expenses, including fees and out-of-pocket travel expenses of the Fund’s directors who are not interested persons (as defined in the 1940 Act) of any other party; and other expenses incurred by the Fund in connection with meetings of directors; interest expense; taxes and government fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund’s shares; and the expenses of stockholders’ meetings and of the preparation and distribution of proxies and reports to stockholders.

The Proposed Agreement will be effective for an initial term of two years from its date of execution and will continue in effect thereafter, provided that such continuance is specifically approved at least annually by the vote of a majority of the Fund’s Board of Directors who are not parties to the Proposed Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s Board of Directors. If the Special Meeting Proposal is approved by a vote of a 1940 Act Majority (as defined below), the Proposed Agreement will take effect upon the termination of the Current Agreement, which is expected to occur as soon as reasonably practicable after such approval.

The Proposed Agreement may be terminated by the Fund, without the payment of any penalty, upon vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund, at any time upon not less than 60 days’ prior written notice to Value Partners, or by Value Partners upon not less than 90 days’ written notice to the Fund. The Proposed Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

The Proposed Agreement provides that Value Partners shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Proposed Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Proposed Agreement. Further, under the Proposed Agreement the Fund agrees to indemnify and hold harmless Value Partners and its directors, officers, employees, agents, associates and controlling persons and the directors, officers, employees and agents thereof against reasonable legal expenses incurred by each of them in a successful defense against any claims to which Value Partners or such person may become subject that arises out of or is based upon the services to be performed by Value Partners under the Proposed Agreement.

The aggregate amount of advisory fees paid by the Fund to Barings during the fiscal year ended March 31, 2013 was $1,125,973.

Background to the Board’s Approval of the Proposed Agreement

In light of the Board of Directors’ concerns about the relative investment performance of the Fund for some time, an informal working group of the Board (the “Working Group”) was established at its October 18, 2012 meeting to consider in depth the performance of Barings, which has served as the Fund’s investment manager since its inception. At a meeting of the Board on January 15, 2013, the Working Group recommended to the Board that the Fund retain Strategic Investment Research Group (“SIRG”) to assist the Board in reviewing the Fund’s performance and possible alternatives to Barings. SIRG is a division of Prudential Investments LLC that provides investment management consulting services to a wide variety of Prudential businesses and has extensive experience conducting investment manager reviews and comparisons. It was agreed that SIRG would, in addition to conducting a performance review, consult on a “no names” basis with possible alternative investment managers and report back to the Working Group and the Board on the results of its work.

On May 16, 2013, SIRG presented the results of its analysis of Barings’ performance, which had previously been furnished to the Working Group, and its review of potential replacement investment managers to the Board, meeting in executive session with counsel to the Fund. SIRG presented and discussed an extensive written report with the Board, which, among other things, presented four possible replacement managers recommended by SIRG for consideration by the Board, one of which was Value Partners. SIRG noted that some potential candidates that had been approached on a “no-names” basis had indicated that they were not interested in the engagement.

At the May 17, 2013 Board meeting, representatives of Barings presented the recently-appointed new portfolio manager for the Fund and his investment record and approach and explained why they believed that it would be in the Fund’s best interests for it to continue its relationship with Barings. The Current Agreement was up for annual renewal at such meeting and the Board voted to continue it for an additional one year term at the conclusion of the meeting. In doing so they recognized, and informed Barings, that the possible replacement of Barings was under consideration. Given this possibility, the Board noted in connection with such continuance that the Current Agreement was terminable at any time by the Fund upon not less than 60 days’ notice.

Meeting in executive session at the conclusion of the May 17, 2013 meeting, the Board asked the Working Group to continue its work and to make a recommendation to the Board at a meeting scheduled for June 27, 2013. The Working Group was asked to give consideration to the case that Barings had made for continuing as the Fund’s investment manager, including the recent change to the Fund’s portfolio manager. After discussion, the Board agreed to give further consideration to three of the four investment managers recommended by SIRG as a possible replacement for Barings. The Working Group was then asked to work with SIRG and counsel to the Fund to investigate further the qualifications and interest of the remaining three recommended investment managers.

Subsequent to the May 17, 2013 meeting, each of the three investment managers under consideration was given information about the Fund and asked to respond to a supplemental list of questions prepared by counsel to the Fund. After further consideration, the Working Group determined to interview two of the recommended potential successor managers, one of which was Value Partners. An in person meeting with one of the managers was held on June 4 and with the other on June 12, 2013. Each meeting was attended by all the members of the Working Group, representatives of SIRG and counsel to the Fund. After discussing the results of these meetings, the Working Group unanimously determined to recommend Value Partners to the Board to succeed Barings as investment manager to the Fund.

The materials received from the final two candidates were made available to the entire Board prior to its special Board meeting on June 27, 2013. These materials discussed many different aspects of each candidate’s investment management capabilities, including its past performance, its portfolio management team, its investment process, its compliance function, its support services and its proposed fees.

On June 27, 2013, a meeting of the Board was convened in New York City to consider the recommendation of the Working Group. At the meeting, the members of the Working Group, with the assistance of SIRG, presented their report, and discussed the reasons for their recommendation. Counsel to the Fund and the Fund’s chief compliance officer also reported to the Board and responded to their questions.

The Chairman of the Board, reporting on behalf of the Working Group, discussed the concerns about performance that had led to the formation of the Working Group and the engagement of SIRG both to analyze Barings’s performance as investment manager and to survey and recommend potential replacement investment managers should the Board decide that the selection of a new investment manager was in the best interests of the Fund. He noted that in arriving at their recommendation the Working Group had considered the dedication, commitment and good service that Barings had provided to the Fund since its commencement of operations and the fact that Barings had recently installed a new portfolio manager for the Fund. He reported that the Working Group had nevertheless concluded unanimously that it was in the best interests of the Fund to approve Value Partners as the investment manager of the Fund, subject to stockholder approval. He stated that the Working Group’s recommendation to have Value Partners succeed Barings reflected both their concern about the Fund’s performance for some time and the impressive investment record, strategy and process demonstrated by Value Partners.

SIRG presented a report to the Board that supported its recommendation of Value Partners as the best candidate available to manage the Fund. Counsel to the Fund advised the Board on its duties and the Fund’s chief compliance officer summarized the favorable results of her review of Value Partners’ compliance function. She noted in that regard that although Value Partners has not previously advised a registered investment company, it has been registered with the SEC as an investment adviser for many years and has indicated its commitment to revise its compliance policies and procedures to the extent necessary in advance of becoming the Fund’s investment manager. After discussion the Board, including a majority of the Independent Directors voting in person, approved the Proposed Agreement.

Factors Considered by the Board in Approving the Proposed Agreement

In making its selection of Value Partners, the Board considered all factors that they considered relevant, including their concern about the relative performance of Barings for some time and the specific factors described below. The Board did not identify any consideration that was all-important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Adviser. The Board considered various data and information regarding the nature, extent and quality of services to be provided under the Proposed Agreement, including responses by Value Partners to detailed requests submitted by SIRG and Fund counsel on behalf of the Directors and the presentation of Value Partners to the Working Group. These responses and presentation included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Fund. The Board considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund. Additionally, the Board considered the recommendations of SIRG and the Working Group.

The Board noted that Value Partners is a wholly owned subsidiary of Value Partners Group Limited (“VPGL”), which has a primary listing on the Main Board of the Stock Exchange of Honk Kong. With respect to the portfolio management teams for the Fund, the Board considered Value Partners’ investment expertise and commitment to the Asia Pacific region ex-Japan. The Board reviewed the nature, extent and quality of the management services provided by Value Partners and in connection therewith received a report from Value Partners detailing the scope of its operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that Value Partners would provide to the Fund. The Board considered, in particular, the disciplined investment approach described by Value Partners and the experience and success of its high dividend stock strategy focused on value stocks in the Asia Pacific ex-Japan region that have a relatively high dividend yield. They also considered Value Partners’ bottom-up investment approach, in which investments are made in individual stocks based on fundamental research, without regard to country or sector allocation or correlation with a benchmark index.

The Board noted that as of May 31, 2013, VPGL’s subsidiaries managed approximately $9.3 billion in assets, substantially all of which was invested in securities of issuers in the Asia ex-Japan region. The Board noted that, although Value Partners has been registered as an investment adviser with the SEC for a number of years, and although it (directly or through its wholly owned subsidiary, Value Partners Limited (“VPL”)) manages a number of Asian open-end funds, it has never advised an investment company registered with the SEC or listed on a U.S. securities exchange such as the Fund. The Fund’s chief compliance officer reported to the Board that based on a comprehensive compliance review of Value Partners, which included on-site visits to Value Partners, she did not have any material concerns with Value Partners’ compliance policies or structure. The Board further noted that Value Partners had proposed a senior executive to serve as the Fund’s President and Chief Executive Officer and, in that capacity, certify certain Fund reports as required by the Sarbanes-Oxley Act of 2002.

Performance, Fees and Expenses of the Fund and Comparisons to Other Clients. The Board considered the performance record of Value Partners in managing assets in the Asia Pacific ex-Japan region in concluding that, while recognizing that past investment performance may not be indicative of future returns, there was reason to believe that Value Partners could achieve above-average performance over the long-term in managing the Fund. The Board relied on the extensive performance analysis provided by SIRG, which compared the performance of Value Partners High-Dividend Stocks Fund, a fund authorized by the Securities and Futures Commission of Hong Kong that is managed by VPL in a generally similar manner to that it would use to manage the Fund (the “HDS Fund”), to both the MSCI All Country Asia ex Japan (Total Return, Gross) and other advisers that were under consideration by the Board, including Barings, as well as additional performance materials provided by Value Partners. In reviewing this and other performance information, the Board noted that although Value Partners advised that the HDS Fund is managed in a generally similar manner, and by the same portfolio management team, that Value Partners would use to manage the Fund, the HDS Fund has a somewhat different investment mandate than the Fund and is also subject to different regulatory and tax requirements than the Fund. In particular, the HDS Fund may invest in debt securities, Japanese securities and gold, and regularly makes such investments. However, attribution information provided by Value Partners and SIRG indicates that, for the year-to-date, one year, three year (annualized) and five year (annualized) periods ending May 31, 2013 the performance of the HDS Fund would have been superior to that shown in the table below if no investments in debt, Japanese securities and gold had been made by it (information for the “since inception” period was not available). In addition, the HDS Fund has a different expense structure than the Fund (for example, it pays a management fee of 1.25% and a 15% performance fee). The Board reviewed both the performance and index return information shown below and an analysis by SIRG that showed gross performance, less 100 basis points, of Value Partners and the other potential manager that was interviewed by the Working Group compared to that of the Fund. Value Partners advised SIRG and the Board that the HDS Fund is the only client that it has that pursues an investment strategy substantially similar to that of the Fund.

Investment Performance of Class A1 Shares of HDS Fund to May 31, 2013 (net of fees and expenses and reflecting reinvestment of distributions)	Year-to-Date	1 Year	3 Years Annualized	5 Years Annualized	Since Inception(1)	Annualized Since Inception
Value Partners High-Dividend Stock Fund	6.5%	26.0%	12.5%	10.5%	578.9%	19.5%
MSCI All Country Asia ex Japan Index (Total Return, Gross)	0.08%	19.28%	8.82%	2.37%	274.39%	13.07%

(1)	Inception date is September 2, 2002.

The information provided by Value Partners indicated that the volatility of returns of the HDS Fund and the MSCI All Country Asia ex Japan Index (Total Return, Gross) (calculated based on the standard deviation of monthly returns since inception of the HDS Fund) from the inception of the HDS Fund on September 2, 2002 through May 31, 2013 were 19.9 and 26.7, respectively.

The Board also reviewed SIRG’s extensive analysis of various metrics of the HDS Fund as well as of the Fund and of the other potential manager that was interviewed by the Working Group, including: various measures of total returns (including quarterly returns (analysis of the seven most recent calendar quarters)); risk (including rolling standard deviation, rolling semi-standard deviation, and rolling Beta (trailing 36 months per calculation in each case), return distribution, up/down market capture, rolling information ratio (three years ending May 2013 in each case), value at risk (December 30, 2005 through May 31, 2013), performance during rising and falling intra-portfolio correlation conditions (periods in 2003 through 2007), trailing skewness and trailing kurtosis (January 2003 through May 2013); and efficiency (including cumulative excess returns from January 2003 through May 2013, and three year rolling information ratio, rolling alpha, Sharpe Ratio, Treynor Ratio, Sortino Ratio, R-Squared, and tracking error (from May 30, 2006 through May 31, 2013 in each case). For all trailing periods reviewed (i.e. year-to-date, one year ended May 31, 2013, and three, five, seven and ten years annualized as of May 31, 2013), the HDS Fund’s relative performance to the benchmark and the peer group average was superior.

With respect to fees and expenses of the Fund, the Board noted that Value Partners has agreed to the same fee and expense arrangements as those with Barings. The Board also relied on comparisons of fees paid by other registered investment companies investing in the Asia Pacific region reviewed in connection with its recent renewal of the Current Agreement. The Board was provided with the fees charged by Value Partners to offshore funds managed by Value Partners. The base fees for actively managed funds, including the HDS Fund, were higher than those under the Proposed Agreement, and most (including the HDS Fund) also provide for a performance fee, while those for passively managed funds were lower. The Board also reviewed information provided by Value Partners concerning the fees charged by it for managing other accounts that invest in Asian equity securities. The Directors noted that, while none of such accounts pursue the same strategy as the Fund, the base fee rates charged to some of such accounts were lower than the fee rate proposed to be paid by the Fund but that most of such accounts were subject to performance fee arrangements in addition to paying the base fee rate. The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services provided. In considering the comparative fees and services, the Board noted that the Fund paid fees to its administrator at an annual percentage rate of .25% of 1% of the Fund’s weekly net assets up to $200 million and .20% of such assets in excess thereof. While it was not possible to consider the profitability of the Proposed Agreement to Value Partners at this point, the Board further considered that Value Partners had agreed to provide information regarding the profitability of its relationship with the Fund in connection with future continuances of the Proposed Agreement.

Economies of Scale. The Board considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth absent a rights offering or an acquisition. They did not view the potential for realization of economies of scale as the Fund’s assets grow to be a meaningful factor in their deliberations. The Board noted, however, that the advisory fee schedule under the Proposed Agreement contains a breakpoint at $100 million so that when assets exceed the breakpoint, the fee rate is reduced from 1.00% to .70% on the incremental assets.

Other Benefits of the Relationship. The Board also considered information regarding potential “fall-out” or ancillary benefits that would be received by Value Partners as a result of its relationship with the Fund. While Value Partners represented that it does not enter into formal soft dollar arrangements with brokers, it may allocate brokerage commissions, or pay higher commission rates than it would pay to other brokers, to brokers that provide, research and other services that it believes benefit its clients, subject to its duty to seek best execution. The Board also recognized that Value Partners may derive reputational benefits from its association with the Fund, which are difficult to quantify.

Resources of the Proposed Manager. The Board noted that Value Partners appeared to have the financial resources necessary to fulfill its obligations under the Proposed Agreement.

Information about Value Partners

Value Partners, founded in 1993, is a wholly-owned subsidiary of VPGL, an Asian investment management company with asset management and research affiliates in Beijing, Shanghai, Taipei, and Hong Kong and employing approximately 170 people worldwide, including 36 investment professionals as of May 31, 2013. VPGL operates a global business with clients around the world. VPGL currently manages over 20 segregated portfolios and sub-advisory mandates, and these portfolios account for approximately 50% of VPGL’s assets under management. As of May 31, 2013 VPGL managed approximately $9.3 billion on behalf of individuals, retirement funds, insurers, governments, universities, corporations and other institutions. VPGL, VPL and Value Partners share the same staff and certain principal executive officers of VPGL and VPL function as principal executive officers of Value Partners in light of their positions with VPGL or VPL. The name and principal occupation of each of the principal executive officers of Value Partners are listed below. The address for each of the principal executive officers is 9/F Nexxus Building, 41 Connaught Road Central, Hong Kong.

Name and Value Partners Title	Principal Occupation
Cheng Hye Cheah Director	Chairman and Co-Chief Investment Officer of VPGL

Louis Chun Ki So Director	Deputy Chairman and Co-Chief Investment Officer of VPGL

Man Kei Ho Director and Investment Director*	Investment Director of VPL

Timothy Wai Ming Tse Chief Executive Officer*	Chief Executive Officer and Director of VPGL

Vivienne Lee Chief Compliance Officer*	Chief Compliance Officer of VPL

Raymond Hin Tat Tam Deputy Chief Executive Officer*	Deputy Chief Executive Officer and Head of Sales of VPL

*	The Value Partners title listed is a functional title as this person is not currently an officer of Value Partners, but rather an officer of VPGL or VPL, which share offices and staff with each other and with Value Partners.

The principal address of Value Partners, and of VPL and VPGL, is 9/F Nexxus Building, 41 Connaught Road Central, Hong Kong.

The two co-founders of VPGL own significant percentages of its ordinary share capital. Specifically, on a fully diluted basis as of May 31, 2013, Cheah Cheng Hye, a Director of Value Partners and Co-Chief Investment Officer of VPGL, owns 28.5% of such ordinary issued share capital, and V-Nee Yeh, the Non-executive Honorary Chairman of VPGL, owns 17.0% of such ordinary issued share capital. Other than as disclosed above, Value Partners is unaware of any other persons who beneficially owns 10% or more of Value Partners’ ordinary issued share capital.

No director of the Fund owns any securities in Value Partners or any of its affiliates.

Value Partners has represented that it is not aware of any adverse financial conditions that are likely to impact its ability to manage the Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED

AGREEMENT BETWEEN THE FUND AND VALUE PARTNERS.

REQUIRED VOTE

Approval of the Proposed Agreement will require the affirmative vote of a majority of the Fund’s outstanding voting securities ( shares of common stock being the Fund’s only voting security). As defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the Fund’s voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities (a “1940 Act Majority”). For this purpose, abstentions and broker non-votes will have the effect of a vote to disapprove the Proposed Agreement. If Special Meeting Proposal One is not approved by stockholders, Barings would continue to manage the Fund and the Board would consider what actions, if any, would be appropriate.

The Board of Directors recommends that the stockholders vote FOR the approval of the Investment Management Agreement with Value Partners Hong Kong Limited.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE

“FOR” SPECIAL MEETING PROPOSAL 1.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s Annual Meeting of Stockholders in 2014 is February [    ], 2014. Any stockholder proposal that is intended to be presented at such Annual Meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no earlier than January [    ], 2014 and no later than February [    ], 2014. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund’s Advance Notice Bylaw. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules and the Fund’s Advance Notice Bylaw, respectively, must be complied with before consideration of the proposal is required.

Dated: July [ ], 2013	Deborah A. Docs
Secretary and Chief Legal Officer

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

THE ASIA PACIFIC FUND, INC.

(THE “FUND”)

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter that was last amended and restated by the Board on January 20, 2004 (the “Charter”). The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors qualifications and independence; and (iv) the performance of the independent auditors; and 2) prepare this report. As set forth in the Charter, management of the Fund, and applicable service providers, are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund’s annual financial statements.

In performing its oversight function, the Audit Committee has considered and discussed with management and the independent auditors the Fund’s audited financial statements for its fiscal year ended March 31, 2013. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Fund’s investment adviser or to any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed the independent auditors’ independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent auditors are in fact “independent.”

The Audit Committee met on May 16, 2013 to consider and discuss the financial statements as of and for the fiscal year ended March 31, 2013 with management and the independent auditors.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s Annual Report to Stockholders for its fiscal year ended March 31, 2013.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE FUND’S BOARD OF DIRECTORS

Robert F. Gunia

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Dated: May 16, 2013

A-2

Exhibit B

Form of the Proposed Agreement

THE ASIA PACIFIC FUND, INC.

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT dated as of                     , 2013, between The Asia Pacific Fund, Inc. (“Fund”), a Maryland corporation registered under the Investment Company Act of 1940 (“the 1940 Act”), and Value Partners Hong Kong Limited, a Hong Kong corporation (“Investment Manager”).

1.      Investment Manager.

1.1    The Investment Manager will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments and make investment decisions on behalf of the Fund, including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

1.2    The Fund will pay the Investment Manager a fee at the annual rate of 1.00% of the Fund’s average weekly net assets up to U.S. $100 million and 0.70% of such amounts in excess of U.S. $100 million, computed on the basis of net asset value at the end of each week and payable at the end of each calendar month.

2.      Expenses. The Investment Manager shall bear all expenses of its employees and overhead incurred by it in connection with its duties under this Agreement, including out-of-pocket travel expenses of its employees in connection with meetings of the Fund’s directors, and shall pay all salaries and fees of the Fund’s directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including fees and out-of-pocket travel expenses of the Fund’s directors who are not interested persons (as defined in the 1940 Act) of any other party; and other expenses incurred by the Fund in connection with meetings of directors; interest expense; taxes and government fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund’s shares; and the expenses of stockholders’ meetings and of the preparation and distribution of proxies and reports to stockholders.

3.      Liability and Indemnity.  The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. The Fund agrees to indemnify and hold harmless the Investment Manager and its directors, officers, employees, agents, associates and controlling persons and the directors, officers, employees and agents thereof against reasonable legal expenses incurred by each of them in a successful defense against any claims to which the Investment Manager or such person may become subject that arises out of or is based upon the services to be performed by the Investment Manager under this Agreement.

4.      Services Not Exclusive.  It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager, or any of its affiliates, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among such clients and the Fund in a manner believed by the Investment Manager to be equitable to such clients and the Fund.

5.      Duration and Termination.  This Agreement shall be effective for an initial term of two years from its date of execution and shall continue in effect thereafter provided that such continuance shall be specifically approved at least annually by the vote of a majority of the Fund’s Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated by the Fund, without the payment of any penalty, upon vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund, at any time upon not less than 60 days’ prior written notice to the Investment Manager, or by the Investment Manager upon not less than 90 days’ written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

6.      Miscellaneous.

6.1    This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

6.2    The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

6.3    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of the Agreement shall be deemed to be severable.

6.4    Nothing herein shall be construed as constituting any party an agent of the Fund or of any other party.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

THE ASIA PACIFIC FUND, INC.

By:
Name:
Title:

VALUE PARTNERS HONG KONG LIMITED

By:
Name:
Title:

2

Ú  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  Ú

Proxy — THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

Proxy for the Annual Meeting of Stockholders, September 6, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of The Asia Pacific Fund, Inc. hereby appoints Deborah A. Docs, Mohamed S. Peshimam and Andrew R. French as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote all the shares of common stock of The Asia Pacific Fund, Inc. held of record by the undersigned on July 8, 2013 at the Annual Meeting of Stockholders to be held on September 6, 2013, or any postponement, or adjournment thereof.

This proxy, when executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

PLEASE VOTE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Asia Pacific Fund, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

Ú  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   Ú

A	Proposal — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Election of Class III Director*: 01 - Robert F. Gunia	For ☐	Withhold ☐	02 - Nicholas T. Sibley	For ☐	Withhold ☐

* Term expiring in 2016

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and
Sign Below

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	+

Ú  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  Ú

Proxy — THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

Proxy for the Special Meeting of Stockholders, September 6, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of The Asia Pacific Fund, Inc. hereby appoints Deborah A. Docs, Mohamed S. Peshimam and Andrew R. French as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote all the shares of common stock of The Asia Pacific Fund, Inc. held of record by the undersigned on July 8, 2013 at the Special Meeting of Stockholders to be held on September 6, 2013, or any postponement, or adjournment thereof.

This proxy, when executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT WITH VALUE PARTNERS HONG KONG LIMITED AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

PLEASE VOTE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Asia Pacific Fund, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card

Ú  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   Ú

A	Proposal — The Board of Directors recommends a vote FOR Proposal 1.

1.	Approve a new Investment Management Agreement with Value Partners Hong Kong Limited.

	For ☐	Against ☐	Withhold ☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and
Sign Below

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	+